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                                                              EXHIBIT 10.31.3

                    SECOND AMENDMENT TO AGREEMENT OF LEASE

    THIS SECOND AMENDMENT TO AGREEMENT OF LEASE (the "Second Amendment") is made and is effective as of the 1st day of July, 1997, by and between PAUL-FRANCIS REALTY, L.P., a Pennsylvania limited partnership, with offices located at 613 Baltimore Drive, East Mountain Corporate Center, Wilkes-Barre, Pennsylvania 18702 (the "Lessor") and U.S. FOODSERVICE, INC., a Delaware corporation, with offices located at 613 Baltimore Drive, East Mountain Corporate Center, Wilkes-Barre, Pennsylvania 18702 (the "Lessee").

                                 WITNESSETH:

    WHEREAS, Lessor and Lessee entered into an Agreement of Lease (the "Lease") on February 28, 1996, regarding commercial office space as described therein; and

    WHEREAS, Lessor and Lessee amended the Lease Letter Amendment on February 18, 1997; and

    WHEREAS, Lessor and Lessee desire to further modify the Lease by, among other things, increasing the space that the Lessee is leasing from Lessor.

    NOW, THEREFORE, in consideration of increased rent, and the mutual covenants, promises and agreements herein set forth and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Lessor and Lessee, intending to be legally bound, hereby agree as follows:


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    1.   INCREASE OF LEASED SPACE.  Lessor does hereby demise and let unto the
Lessee and the Lessee does hereby hire and rent from the Lessor an additional twenty-six hundred fifty-three (2,653) square feet of space as more particularly delineated on the map attached hereto as Exhibit "A" and incorporated herein and which, for the purposes of the Lease shall be considered part of the Leased Premises.

    2. PARKING. Subject to the terms of the Lease, the Lessee is entitled to parking privileges with respect to ten (10) additional parking spaces, bringing the total number of spaces available to Lessee to 110.

    3. TERM. The term of this Second Amendment (the "Term") shall be coincidental with the term for the Lease.

    4. ADDITIONAL RENT. Subject to the terms and conditions of the Lease, commencing July 1, 1997, Lessee shall pay to Lessor increased rent for the additional space leased, in the annual amount of Twelve and 50/100 Dollars ($12.50) per square foot (i.e., Thirty-Three Thousand One Hundred Sixty-Two and 50/100 Dollars ($33,162.50) per annum). The additional rent shall be payable in equal monthly installments of Two Thousand Seven Hundred Sixty-Three and 54/100 ($2,763.54).

    5. PROPERTY TAXES. The Lessee's Proportionate Share, as set forth in Paragraph 7 of the Agreement of Lease shall also be adjusted accordingly and, therefore, the Lessee's "Proportionate Share" shall be sixty-one and two-tenths percent (61.2%) (determined by dividing the actual square footage leased, thirty-six thousand two hundred nineteen (36,219) square feet by the actual total


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number of rentable square feet contained in the building, Fifty-Nine Thousand
Two Hundred Six (59,206) square feet.

    6. OTHER LEASE TERMS. All other terms and provisions of the Lease shall remain in full force and effect and shall not be affected hereby.

    IN WITNESS WHEREOF, and intending to be legally bound hereby, the parties have caused this Second Amendment to the Agreement of Lease to be duly executed as of the day and year first above written.

ATTEST:                           LESSOR:

                                  PAUL-FRANCIS REALTY, L.P.
                                  a Pennsylvania limited partnership, by
                                  Paul-Francis Equities, Inc., General Partner


/s/                               BY:  /s/  Paul J. Siegel
------------------------          --------------------------------------------
                                       PAUL J. SIEGEL, JR.
                                  Its: PRESIDENT


ATTEST:                           LESSEE:

                                  US FOODSERVICE INC.,
                                  a Delaware corporation


/s/                               BY:  /s/  William Griffin
------------------------          --------------------------------------------
Title:  VP & SEC.                 WILLIAM GRIFFIN
                                  Its: VICE PRESIDENT - ADMINISTRATION
     (CORP SEAL)


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                                     EXHIBIT "A"



         [Map that illustrates additional 2,653 square feet of office space.]